Amounts due from/to related companies	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Related Party Transaction, Due From (To) Related Party [Abstract]
Amounts Due From (To) Related Companies [Text Block]
11.           Amounts due from/to related companies

The related companies are controlled by certain Company directors including Mr. Huitian Tang, the Company’s Chief Executive Officer and Chairman.  These amounts due from or to related companies are interest free, unsecured and repayable on demand.

15.	Amounts due from/to related companies

The related companies are controlled by certain of the Company’s directors including Huitian Tang, Chairman and Chief Executive Officer. These amounts are interest free, unsecured and repayable on demand.